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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 18, 2001

                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2001-1
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


UNITED STATES                       333-44924                88-0359494
-------------                       ---------                ----------
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
of Incorporation)                   Number)                  Identification No.)

c/o AmeriCredit Financial Services, Inc.                      76102
     Attention: Chris A. Choate                               -----
     801 Cherry Street, Suite 3900                            (Zip Code)
     Fort Worth, Texas
     (Address of Principal Executive Offices)


       Registrant's telephone number including area code - (817) 302-7000


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Securities and the Auto Loans

                  AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,089,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2001-1 (the "Trust") issued $175,000,000 Class A-1 4.8075% Automobile Receivables Backed Notes, $348,000,000 Class A-2 4.63% Automobile Receivables Backed Notes, $304,750,000 Class A-3 5.13% Automobile Receivables Backed Notes, $99,000,000 Class B 5.81% Automobile Receivables Backed Notes and $55,000,000 Class C 6.35% Automobile Receivables Backed
Notes, (collectively, the "Notes") on April 25, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture attached hereto as EXHIBIT [4.1], dated as of April 18, 2001, between the Trust and Bank One, NA, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

                  The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

                  As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated April 18, 2001 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                  1.1 Underwriting Agreement, dated as of April 18, 2001, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the "Seller"), and Chase Securities Inc., as Representative of the Underwriters (the "Representative").

                  4.1 Indenture, dated as of April 18, 2001, between AmeriCredit Automobile Receivables Trust 2001-1 (the "Trust") and Bank One, NA, as Trustee and Trust Collateral Agent.

                  4.2 Amended and Restated Trust Agreement, dated as of April 18, 2001, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

                  4.3 Sale and Servicing Agreement, dated as of April 18, 2001, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent.

                  10.1 Purchase Agreement, dated as of April 18, 2001, among AFS SenSub, as Purchaser, and AmerCredit Financial Services, Inc., as Seller.

                  23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

                  23.2 Report of PWC regarding financial statement of the Trust.

                  99.1 Statistical information for the receivables as of the Initial Cutoff Date.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2001-1

                               By: AmeriCredit Financial Services, Inc., as Sponsor


                                        By: /s/ PRESTON MILLER
                                            ------------------
                                            Name:  Preston Miller
                                            Title: Senior Vice President and
                                                   Treasurer

Dated: May 8, 2001


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                                  EXHIBIT INDEX

Exhibit No.        Description

1.1 Underwriting Agreement, dated as of April 18, 2001, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the "Seller"), and Chase Securities Inc., as Representative of the Underwriters (the "Representative").

4.1 Indenture, dated as of April 18, 2001, between AmeriCredit Automobile Receivables Trust 2001-1 (the "Trust") and Bank One, NA, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of April 18, 2001, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of April 18, 2001, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent.

10.1 Purchase Agreement, dated as of April 18, 2001, among AFS SenSub, as Purchaser, and AmerCredit Financial Services, Inc., as Seller.

23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

23.2               Report of PWC regarding financial statement of the Trust.

99.1               Statistical information for the receivables as of the Initial
                   Cutoff Date.


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